SARATOGA ADVANTAGE TRUST
OPERATING EXPENSE LIMITATION AGREEMENT

FOR CLASS S SHARES

James Alpha hedged high income portfolio

THIS OPERATING EXPENSE LIMITATION AGREEMENT FOR CLASS S SHARES (the “Agreement”) is effective as of the 1st day of June, 2019, by and between Saratoga Advantage Trust (the “Trust”), on behalf of the James Alpha Hedged High Income Portfolio, a series of the Trust (the “Fund”), and James Alpha Advisors, LLC, the investment adviser to the Fund (the “Manager”).

WITNESSETH:

WHEREAS, the Manager renders advice and services to the Fund pursuant to the terms and provisions of an Investment Management Agreement between the Trust and the Manager (the “Investment Management Agreement”); and

WHEREAS, the Fund, and each of the Fund’s respective classes is responsible for, and has assumed the obligation for, payment of expenses that have not been expressly assumed by the Manager pursuant to the Investment Management Agreement; and

WHEREAS, the Manager desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Manager to implement such limit;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1.                  LIMIT ON OPERATING EXPENSES. The Manager hereby agrees to limit the current Operating Expenses of Class S Shares of the Fund to an annual rate, expressed as a percentage of the average annual net assets of Class S Shares, listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of Class S Shares of the Fund, as accrued each month, exceed its Annual Limit, the Manager will, on a monthly basis, either waive all or a portion of its advisory fee due from the Fund pursuant to the Investment Management Agreement or pay to the Fund an amount equal to the excess expense within 30 days of being notified that the Fund’s expenses exceed the Annual Limit.

2.                  DEFINITION. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses of Class S Shares of the Fund, but does not include any front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, and Acquired Fund Fees and Expenses.

3.                  REIMBURSEMENT OF FEES AND EXPENSES. The Fund shall reimburse the Manager any advisory fees waived or Fund expense payments paid by it pursuant to this Agreement, and any Fund expense payments previously paid by it pursuant to Section II of the

1

prior Fee Waiver and Operating Expense Limitation Agreement for Class S Shares that was most recently in effect (the “Prior Agreement”), if in any year in which the Investment Management Agreement is still in effect, the estimated Operating Expenses of Class S Shares of the Fund listed in Appendix A for the fiscal year are less than the Annual Limit for that year, subject to approval by the Trust's Board of Trustees. The total amount of reimbursement to which the Manager may be entitled (the “Reimbursement Amount”) shall not exceed an amount that would cause Class S Shares of the Fund to exceed its 1) Annual Limit in place at the time the advisory fees were waived or the expenses were incurred; or 2) Annual Limit currently in place, whichever is less. Subject to the foregoing, the Reimbursement Amount shall equal, at any time, the sum of all advisory fees previously waived or reduced by the Manager and all other payments remitted by the Manager to the Fund pursuant to this Agreement, and any payments previously remitted by the Manager to the Fund pursuant to Section II of the Prior Agreement for Class S Shares, within three (3) years of the end of the fiscal year in which such advisory fees were waived or reduced or other payments remitted, less any reimbursement previously paid by the Fund to the Manager with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, for example, interest accruable on the Reimbursement Amount.

4.                  TERM. This Agreement shall become effective with respect to the Fund as of the date first above written and shall continue for an initial term through December 31, 2020. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board of Trustees of the Trust and the Manager.

5.                  TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Manager. This Agreement may not be terminated during its term by the Manager without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate immediately upon the termination of the Investment Management Agreement.

6.                  ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7.                  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8.                  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

SARATOGA ADVANTAGE TRUST, on behalf of the James Alpha Hedged High Income Portfolio	JAMES ALPHA ADVISORS, LLC
By: /s/ Bruce E. Ventimiglia	By: /s/ James S. Vitalie
Name: Bruce E. Ventimiglia	Name: James S. Vitalie
Title: President	Title: Chief Executive Officer

3

Appendix A

To the Saratoga Advantage Trust

James Alpha Hedged High Income

Class S Shares Portfolio Operating Expense Limitation Agreement

James Alpha Hedged High Income Portfolio	Operating Expense Limit Effective through December 31, 2020

Class S	1.39%

Acknowledged and Approved as of June 1, 2019.

SARATOGA ADVANTAGE TRUST	James Alpha Advisors, LLC

___________________________________ /s/ Bruce E. Ventimiglia By: Bruce E. Ventimiglia President	___________________________________ /s/ James S. Vitalie By: James S. Vitalie Chief Executive Officer

4

SARATOGA ADVANTAGE TRUST
OPERATING EXPENSE LIMITATION AGREEMENT

FOR CLASS S SHARES

James Alpha macro portfolio

THIS OPERATING EXPENSE LIMITATION AGREEMENT FOR CLASS S SHARES (the “Agreement”) is effective as of the 1st day of June, 2019, by and between Saratoga Advantage Trust (the “Trust”), on behalf of the James Alpha Macro Portfolio, a series of the Trust (the “Fund”), and James Alpha Advisors, LLC, the investment adviser to the Fund (the “Manager”).

WITNESSETH:

WHEREAS, the Manager renders advice and services to the Fund pursuant to the terms and provisions of an Investment Management Agreement between the Trust and the Manager (the “Investment Management Agreement”); and

WHEREAS, the Fund, and each of the Fund’s respective classes is responsible for, and has assumed the obligation for, payment of expenses that have not been expressly assumed by the Manager pursuant to the Investment Management Agreement; and

WHEREAS, the Manager desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Manager to implement such limit;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1.                  LIMIT ON OPERATING EXPENSES. The Manager hereby agrees to limit the current Operating Expenses of Class S Shares of the Fund to an annual rate, expressed as a percentage of the average annual net assets of Class S Shares, listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of Class S Shares of the Fund, as accrued each month, exceed its Annual Limit, the Manager will, on a monthly basis, either waive all or a portion of its advisory fee due from the Fund pursuant to the Investment Management Agreement or pay to the Fund an amount equal to the excess expense within 30 days of being notified that the Fund’s expenses exceed the Annual Limit.

2.                  DEFINITION. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses of Class S Shares of the Fund, but does not include any front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, and Acquired Fund Fees and Expenses.

3.                  REIMBURSEMENT OF FEES AND EXPENSES. The Fund shall reimburse the Manager any advisory fees waived or Fund expense payments paid by it pursuant to this Agreement, and any Fund expense payments previously paid by it pursuant to Section II of the

1

prior Fee Waiver and Operating Expense Limitation Agreement for Class S Shares that was most recently in effect (the “Prior Agreement”), if in any year in which the Investment Management Agreement is still in effect, the estimated Operating Expenses of Class S Shares of the Fund listed in Appendix A for the fiscal year are less than the Annual Limit for that year, subject to approval by the Trust's Board of Trustees. The total amount of reimbursement to which the Manager may be entitled (the “Reimbursement Amount”) shall not exceed an amount that would cause Class S Shares of the Fund to exceed its 1) Annual Limit in place at the time the advisory fees were waived or the expenses were incurred; or 2) Annual Limit currently in place, whichever is less. Subject to the foregoing, the Reimbursement Amount shall equal, at any time, the sum of all advisory fees previously waived or reduced by the Manager and all other payments remitted by the Manager to the Fund pursuant to this Agreement, and any payments previously remitted by the Manager to the Fund pursuant to Section II of the Prior Agreement for Class S Shares, within three (3) years of the end of the fiscal year in which such advisory fees were waived or reduced or other payments remitted, less any reimbursement previously paid by the Fund to the Manager with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, for example, interest accruable on the Reimbursement Amount.

4.                  TERM. This Agreement shall become effective with respect to the Fund as of the date first above written and shall continue for an initial term through December 31, 2020. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board of Trustees of the Trust and the Manager.

5.                  TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Manager. This Agreement may not be terminated during its term by the Manager without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate immediately upon the termination of the Investment Management Agreement.

6.                  ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7.                  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8.                  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

SARATOGA ADVANTAGE TRUST, on behalf of the James Alpha Macro Portfolio	JAMES ALPHA ADVISORS, LLC
By: /s/ Bruce E. Ventimiglia	By: /s/ James S. Vitalie
Name: Bruce E. Ventimiglia	Name: James S. Vitalie
Title: President	Title: Chief Executive Officer

3

Appendix A

To the Saratoga Advantage Trust

James Alpha Macro

Class S Shares Portfolio Operating Expense Limitation Agreement

James Alpha Macro Portfolio	Operating Expense Limit Effective through December 31, 2020

Class S	0.94%

Acknowledged and Approved as of June 1, 2019.

SARATOGA ADVANTAGE TRUST	James Alpha Advisors, LLC
/s/ Bruce E. Ventimiglia By: Bruce E. Ventimiglia President	/s/ James S. Vitalie By: James S. Vitalie Chief Executive Officer

4

SARATOGA ADVANTAGE TRUST
OPERATING EXPENSE LIMITATION AGREEMENT

FOR CLASS S SHARES

James Alpha managed risk domestic equity portfolio

THIS OPERATING EXPENSE LIMITATION AGREEMENT FOR CLASS S SHARES (the “Agreement”) is effective as of the 1st day of June, 2019, by and between Saratoga Advantage Trust (the “Trust”), on behalf of the James Alpha Managed Risk Domestic Equity Portfolio, a series of the Trust (the “Fund”), and James Alpha Advisors, LLC, the investment adviser to the Fund (the “Manager”).

WITNESSETH:

WHEREAS, the Manager renders advice and services to the Fund pursuant to the terms and provisions of an Investment Management Agreement between the Trust and the Manager (the “Investment Management Agreement”); and

WHEREAS, the Fund, and each of the Fund’s respective classes is responsible for, and has assumed the obligation for, payment of expenses that have not been expressly assumed by the Manager pursuant to the Investment Management Agreement; and

WHEREAS, the Manager desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Manager to implement such limit;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1.                  LIMIT ON OPERATING EXPENSES. The Manager hereby agrees to limit the current Operating Expenses of Class S Shares of the Fund to an annual rate, expressed as a percentage of the average annual net assets of Class S Shares, listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of Class S Shares of the Fund, as accrued each month, exceed its Annual Limit, the Manager will, on a monthly basis, either waive all or a portion of its advisory fee due from the Fund pursuant to the Investment Management Agreement or pay to the Fund an amount equal to the excess expense within 30 days of being notified that the Fund’s expenses exceed the Annual Limit.

2.                  DEFINITION. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses of Class S Shares of the Fund, but does not include any front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, and Acquired Fund Fees and Expenses.

3.                  REIMBURSEMENT OF FEES AND EXPENSES. The Fund shall reimburse the Manager any advisory fees waived or Fund expense payments paid by it pursuant to this Agreement, and any Fund expense payments previously paid by it pursuant to Section II of the

1

prior Fee Waiver and Operating Expense Limitation Agreement for Class S Shares that was most recently in effect (the “Prior Agreement”), if in any year in which the Investment Management Agreement is still in effect, the estimated Operating Expenses of Class S Shares of the Fund listed in Appendix A for the fiscal year are less than the Annual Limit for that year, subject to approval by the Trust's Board of Trustees. The total amount of reimbursement to which the Manager may be entitled (the “Reimbursement Amount”) shall not exceed an amount that would cause Class S Shares of the Fund to exceed its 1) Annual Limit in place at the time the advisory fees were waived or the expenses were incurred; or 2) Annual Limit currently in place, whichever is less. Subject to the foregoing, the Reimbursement Amount shall equal, at any time, the sum of all advisory fees previously waived or reduced by the Manager and all other payments remitted by the Manager to the Fund pursuant to this Agreement, and any payments previously remitted by the Manager to the Fund pursuant to Section II of the Prior Agreement for Class S Shares, within three (3) years of the end of the fiscal year in which such advisory fees were waived or reduced or other payments remitted, less any reimbursement previously paid by the Fund to the Manager with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, for example, interest accruable on the Reimbursement Amount.

4.                  TERM. This Agreement shall become effective with respect to the Fund as of the date first above written and shall continue for an initial term through December 31, 2020. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board of Trustees of the Trust and the Manager.

5.                  TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Manager. This Agreement may not be terminated during its term by the Manager without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate immediately upon the termination of the Investment Management Agreement.

6.                  ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7.                  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8.                  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

SARATOGA ADVANTAGE TRUST, on behalf of the James Alpha Managed Risk Domestic Equity Portfolio	JAMES ALPHA ADVISORS, LLC
By: /s/ Bruce E. Ventimiglia	By: /s/ James S. Vitalie
Name: Bruce E. Ventimiglia	Name: James S. Vitalie
Title: President	Title: Chief Executive Officer

3

Appendix A

To the Saratoga Advantage Trust

James Alpha Managed Risk Domestic Equity

Class S Shares Portfolio Operating Expense Limitation Agreement

James Alpha Managed Risk Domestic Equity Portfolio	Operating Expense Limit Effective through December 31, 2020

Class S	1.34%

Acknowledged and Approved as of June 1, 2019.

SARATOGA ADVANTAGE TRUST	James Alpha Advisors, LLC
___________________________________ /s/ Bruce E. Ventimiglia By: Bruce E. Ventimiglia President	___________________________________ /s/ James S. Vitalie By: James S. Vitalie Chief Executive Officer

4

SARATOGA ADVANTAGE TRUST
OPERATING EXPENSE LIMITATION AGREEMENT

FOR CLASS S SHARES

James Alpha managed risk emerging markets equity portfolio

THIS OPERATING EXPENSE LIMITATION AGREEMENT FOR CLASS S SHARES (the “Agreement”) is effective as of the 1st day of June, 2019, by and between Saratoga Advantage Trust (the “Trust”), on behalf of the James Alpha Managed Risk Emerging Markets Equity Portfolio, a series of the Trust (the “Fund”), and James Alpha Advisors, LLC, the investment adviser to the Fund (the “Manager”).

WITNESSETH:

WHEREAS, the Manager renders advice and services to the Fund pursuant to the terms and provisions of an Investment Management Agreement between the Trust and the Manager (the “Investment Management Agreement”); and

WHEREAS, the Fund, and each of the Fund’s respective classes is responsible for, and has assumed the obligation for, payment of expenses that have not been expressly assumed by the Manager pursuant to the Investment Management Agreement; and

WHEREAS, the Manager desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Manager to implement such limit;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1.                  LIMIT ON OPERATING EXPENSES. The Manager hereby agrees to limit the current Operating Expenses of Class S Shares of the Fund to an annual rate, expressed as a percentage of the average annual net assets of Class S Shares, listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of Class S Shares of the Fund, as accrued each month, exceed its Annual Limit, the Manager will, on a monthly basis, either waive all or a portion of its advisory fee due from the Fund pursuant to the Investment Management Agreement or pay to the Fund an amount equal to the excess expense within 30 days of being notified that the Fund’s expenses exceed the Annual Limit.

2.                  DEFINITION. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses of Class S Shares of the Fund, but does not include any front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, and Acquired Fund Fees and Expenses.

3.                  REIMBURSEMENT OF FEES AND EXPENSES. The Fund shall reimburse the Manager any advisory fees waived or Fund expense payments paid by it pursuant to this Agreement, and any Fund expense payments previously paid by it pursuant to Section II of the

1

prior Fee Waiver and Operating Expense Limitation Agreement for Class S Shares that was most recently in effect (the “Prior Agreement”), if in any year in which the Investment Management Agreement is still in effect, the estimated Operating Expenses of Class S Shares of the Fund listed in Appendix A for the fiscal year are less than the Annual Limit for that year, subject to approval by the Trust's Board of Trustees. The total amount of reimbursement to which the Manager may be entitled (the “Reimbursement Amount”) shall not exceed an amount that would cause Class S Shares of the Fund to exceed its 1) Annual Limit in place at the time the advisory fees were waived or the expenses were incurred; or 2) Annual Limit currently in place, whichever is less. Subject to the foregoing, the Reimbursement Amount shall equal, at any time, the sum of all advisory fees previously waived or reduced by the Manager and all other payments remitted by the Manager to the Fund pursuant to this Agreement, and any payments previously remitted by the Manager to the Fund pursuant to Section II of the Prior Agreement for Class S Shares, within three (3) years of the end of the fiscal year in which such advisory fees were waived or reduced or other payments remitted, less any reimbursement previously paid by the Fund to the Manager with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, for example, interest accruable on the Reimbursement Amount.

4.                  TERM. This Agreement shall become effective with respect to the Fund as of the date first above written and shall continue for an initial term through December 31, 2020. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board of Trustees of the Trust and the Manager.

5.                  TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Manager. This Agreement may not be terminated during its term by the Manager without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate immediately upon the termination of the Investment Management Agreement.

6.                  ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7.                  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8.                  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

SARATOGA ADVANTAGE TRUST, on behalf of the James Alpha Managed Risk Emerging Markets Equity Portfolio	JAMES ALPHA ADVISORS, LLC
By: /s/ Bruce E. Ventimiglia	By: /s/ James S. Vitalie
Name: Bruce E. Ventimiglia	Name: James S. Vitalie
Title: President	Title: Chief Executive Officer

3

Appendix A

To the Saratoga Advantage Trust

James Alpha Managed Risk Emerging Markets Equity

Class S Shares Portfolio Operating Expense Limitation Agreement

James Alpha Managed Risk Emerging Markets Equity Portfolio	Operating Expense Limit Effective through December 31, 2020

Class S	1.34%

Acknowledged and Approved as of June 1, 2019.

SARATOGA ADVANTAGE TRUST	James Alpha Advisors, LLC

___________________________________ /s/ Bruce E. Ventimiglia By: Bruce E. Ventimiglia President	___________________________________ /s/ James S. Vitalie By: James S. Vitalie Chief Executive Officer

4

SARATOGA ADVANTAGE TRUST
OPERATING EXPENSE LIMITATION AGREEMENT

FOR CLASS S SHARES

James Alpha momentum portfolio

THIS OPERATING EXPENSE LIMITATION AGREEMENT FOR CLASS S SHARES (the “Agreement”) is effective as of the 1st day of June, 2019, by and between Saratoga Advantage Trust (the “Trust”), on behalf of the James Alpha Momentum Portfolio, a series of the Trust (the “Fund”), and James Alpha Advisors, LLC, the investment adviser to the Fund (the “Manager”).

WITNESSETH:

WHEREAS, the Manager renders advice and services to the Fund pursuant to the terms and provisions of an Investment Management Agreement between the Trust and the Manager (the “Investment Management Agreement”); and

WHEREAS, the Fund, and each of the Fund’s respective classes is responsible for, and has assumed the obligation for, payment of expenses that have not been expressly assumed by the Manager pursuant to the Investment Management Agreement; and

WHEREAS, the Manager desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Manager to implement such limit;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1.                  LIMIT ON OPERATING EXPENSES. The Manager hereby agrees to limit the current Operating Expenses of Class S Shares of the Fund to an annual rate, expressed as a percentage of the average annual net assets of Class S Shares, listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of Class S Shares of the Fund, as accrued each month, exceed its Annual Limit, the Manager will, on a monthly basis, either waive all or a portion of its advisory fee due from the Fund pursuant to the Investment Management Agreement or pay to the Fund an amount equal to the excess expense within 30 days of being notified that the Fund’s expenses exceed the Annual Limit.

2.                  DEFINITION. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses of Class S Shares of the Fund, but does not include any front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, and Acquired Fund Fees and Expenses.

3.                  REIMBURSEMENT OF FEES AND EXPENSES. The Fund shall reimburse the Manager any advisory fees waived or Fund expense payments paid by it pursuant to this Agreement, and any Fund expense payments previously paid by it pursuant to Section II of the

1

prior Fee Waiver and Operating Expense Limitation Agreement for Class S Shares that was most recently in effect (the “Prior Agreement”), if in any year in which the Investment Management Agreement is still in effect, the estimated Operating Expenses of Class S Shares of the Fund listed in Appendix A for the fiscal year are less than the Annual Limit for that year, subject to approval by the Trust's Board of Trustees. The total amount of reimbursement to which the Manager may be entitled (the “Reimbursement Amount”) shall not exceed an amount that would cause Class S Shares of the Fund to exceed its 1) Annual Limit in place at the time the advisory fees were waived or the expenses were incurred; or 2) Annual Limit currently in place, whichever is less. Subject to the foregoing, the Reimbursement Amount shall equal, at any time, the sum of all advisory fees previously waived or reduced by the Manager and all other payments remitted by the Manager to the Fund pursuant to this Agreement, and any payments previously remitted by the Manager to the Fund pursuant to Section II of the Prior Agreement for Class S Shares, within three (3) years of the end of the fiscal year in which such advisory fees were waived or reduced or other payments remitted, less any reimbursement previously paid by the Fund to the Manager with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, for example, interest accruable on the Reimbursement Amount.

4.                  TERM. This Agreement shall become effective with respect to the Fund as of the date first above written and shall continue for an initial term through December 31, 2021. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board of Trustees of the Trust and the Manager.

5.                  TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Manager. This Agreement may not be terminated during its term by the Manager without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate immediately upon the termination of the Investment Management Agreement.

6.                  ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7.                  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8.                  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

SARATOGA ADVANTAGE TRUST, on behalf of the James Alpha Momentum Portfolio	JAMES ALPHA ADVISORS, LLC
By: /s/ Bruce E. Ventimiglia	By: /s/ James S. Vitalie
Name: Bruce E. Ventimiglia	Name: James S. Vitalie
Title: President	Title: Chief Executive Officer

3

Appendix A

To the Saratoga Advantage Trust

James Alpha Momentum

Class S Shares Portfolio Operating Expense Limitation Agreement

James Alpha Momentum Portfolio	Operating Expense Limit Effective through December 31, 2021

Class S	1.04%

Acknowledged and Approved as of June 1, 2019.

SARATOGA ADVANTAGE TRUST	James Alpha Advisors, LLC

___________________________________ /s/ Bruce E. Ventimiglia By: Bruce E. Ventimiglia President	___________________________________ /s/ James S. Vitalie By: James S. Vitalie Chief Executive Officer

4

SARATOGA ADVANTAGE TRUST
OPERATING EXPENSE LIMITATION AGREEMENT

FOR CLASS S SHARES

James Alpha multi strategy alternative income portfolio

THIS OPERATING EXPENSE LIMITATION AGREEMENT FOR CLASS S SHARES (the “Agreement”) is effective as of the 1st day of June, 2019, by and between Saratoga Advantage Trust (the “Trust”), on behalf of the James Alpha Multi Strategy Alternative Income Portfolio, a series of the Trust (the “Fund”), and James Alpha Advisors, LLC, the investment adviser to the Fund (the “Manager”).

WITNESSETH:

WHEREAS, the Manager renders advice and services to the Fund pursuant to the terms and provisions of an Investment Management Agreement between the Trust and the Manager (the “Investment Management Agreement”); and

WHEREAS, the Fund, and each of the Fund’s respective classes is responsible for, and has assumed the obligation for, payment of expenses that have not been expressly assumed by the Manager pursuant to the Investment Management Agreement; and

WHEREAS, the Manager desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Manager to implement such limit;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1.                  LIMIT ON OPERATING EXPENSES. The Manager hereby agrees to limit the current Operating Expenses of Class S Shares of the Fund to an annual rate, expressed as a percentage of the average annual net assets of Class S Shares, listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of Class S Shares of the Fund, as accrued each month, exceed its Annual Limit, the Manager will, on a monthly basis, either waive all or a portion of its advisory fee due from the Fund pursuant to the Investment Management Agreement or pay to the Fund an amount equal to the excess expense within 30 days of being notified that the Fund’s expenses exceed the Annual Limit.

2.                  DEFINITION. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses of Class S Shares of the Fund, but does not include any front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, and Acquired Fund Fees and Expenses.

3.                  REIMBURSEMENT OF FEES AND EXPENSES. The Fund shall reimburse the Manager any advisory fees waived or Fund expense payments paid by it pursuant to this Agreement, and any Fund expense payments previously paid by it pursuant to Section II of the

1

prior Fee Waiver and Operating Expense Limitation Agreement for Class S Shares that was most recently in effect (the “Prior Agreement”) , if in any year in which the Investment Management Agreement is still in effect, the estimated Operating Expenses of Class S Shares of the Fund listed in Appendix A for the fiscal year are less than the Annual Limit for that year, subject to approval by the Trust's Board of Trustees. The total amount of reimbursement to which the Manager may be entitled (the “Reimbursement Amount”) shall not exceed an amount that would cause Class S Shares of the Fund to exceed its 1) Annual Limit in place at the time the advisory fees were waived or the expenses were incurred; or 2) Annual Limit currently in place, whichever is less. Subject to the foregoing, the Reimbursement Amount shall equal, at any time, the sum of all advisory fees previously waived or reduced by the Manager and all other payments remitted by the Manager to the Fund pursuant to this Agreement, and any payments previously remitted by the Manager to the Fund pursuant to Section II of the Prior Agreement for Class S Shares , within three (3) years of the end of the fiscal year in which such advisory fees were waived or reduced or other payments remitted, less any reimbursement previously paid by the Fund to the Manager with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, for example, interest accruable on the Reimbursement Amount.

4.                  TERM. This Agreement shall become effective with respect to the Fund as of the date first above written and shall continue for an initial term through December 31, 2020. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board of Trustees of the Trust and the Manager.

5.                  TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Manager. This Agreement may not be terminated during its term by the Manager without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate immediately upon the termination of the Investment Management Agreement.

6.                  ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7.                  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8.                  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

SARATOGA ADVANTAGE TRUST, on behalf of the James Alpha Multi Strategy Alternative Income Portfolio	JAMES ALPHA ADVISORS, LLC
By: /s/ Bruce E. Ventimgilia	By: /s/ James S. Vitalie
Name: Bruce E. Ventimiglia	Name: James S. Vitalie
Title: President	Title: Chief Executive Officer

3

Appendix A

To the Saratoga Advantage Trust

James Alpha Multi Strategy Alternative Income

Class S Shares Portfolio Operating Expense Limitation Agreement

James Alpha Multi Strategy Alternative Income Portfolio	Operating Expense Limit Effective through December 31, 2020

Class S	1.49%

Acknowledged and Approved as of June 1, 2019.

SARATOGA ADVANTAGE TRUST	James Alpha Advisors, LLC
___________________________________ /s/ Bruce E. Ventimiglia By: Bruce E. Ventimiglia President	___________________________________ /s/ James A. Vitalie By: James S. Vitalie Chief Executive Officer

4

SARATOGA ADVANTAGE TRUST
OPERATING EXPENSE LIMITATION AGREEMENT

FOR CLASS S SHARES

James Alpha GLOBAL REAL ESTATE INVESTMENTS portfolio

THIS OPERATING EXPENSE LIMITATION AGREEMENT FOR CLASS S SHARES (the “Agreement”) is effective as of the 13th day of June, 2019, by and between Saratoga Advantage Trust (the “Trust”), on behalf of the James Alpha Global Real Estate Investments Portfolio, a series of the Trust (the “Fund”), and James Alpha Advisors, LLC, the investment adviser to the Fund (the “Manager”).

WITNESSETH:

WHEREAS, the Manager renders advice and services to the Fund pursuant to the terms and provisions of an Investment Management Agreement between the Trust and the Manager (the “Investment Management Agreement”); and

WHEREAS, the Fund, and each of the Fund’s respective classes is responsible for, and has assumed the obligation for, payment of expenses that have not been expressly assumed by the Manager pursuant to the Investment Management Agreement; and

WHEREAS, the Manager desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Manager to implement such limit;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1.                  LIMIT ON OPERATING EXPENSES. The Manager hereby agrees to limit the current Operating Expenses of Class S Shares of the Fund to an annual rate, expressed as a percentage of the average annual net assets of Class S Shares, listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of Class S Shares of the Fund, as accrued each month, exceed its Annual Limit, the Manager will, on a monthly basis, either waive all or a portion of its advisory fee due from the Fund pursuant to the Investment Management Agreement or pay to the Fund an amount equal to the excess expense within 30 days of being notified that the Fund’s expenses exceed the Annual Limit.

2.                  DEFINITION. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses of Class S Shares of the Fund, but does not include any front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, and Acquired Fund Fees and Expenses.

3.                  REIMBURSEMENT OF FEES AND EXPENSES. The Fund shall reimburse the Manager any advisory fees waived or Fund expense payments paid by it pursuant to this Agreement, and any Fund expense payments previously paid by it pursuant to Section II of the

1

prior Fee Waiver and Operating Expense Limitation Agreement for Class S Shares that was most recently in effect (the “Prior Agreement”) , if in any year in which the Investment Management Agreement is still in effect, the estimated Operating Expenses of Class S Shares of the Fund listed in Appendix A for the fiscal year are less than the Annual Limit for that year, subject to approval by the Trust's Board of Trustees. The total amount of reimbursement to which the Manager may be entitled (the “Reimbursement Amount”) shall not exceed an amount that would cause Class S Shares of the Fund to exceed its 1) Annual Limit in place at the time the advisory fees were waived or the expenses were incurred; or 2) Annual Limit currently in place, whichever is less. Subject to the foregoing, the Reimbursement Amount shall equal, at any time, the sum of all advisory fees previously waived or reduced by the Manager and all other payments remitted by the Manager to the Fund pursuant to this Agreement, and any payments previously remitted by the Manager to the Fund pursuant to Section II of the Prior Agreement for Class S Shares, within three (3) years of the end of the fiscal year in which such advisory fees were waived or reduced or other payments remitted, less any reimbursement previously paid by the Fund to the Manager with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, for example, interest accruable on the Reimbursement Amount.

4.                  TERM. This Agreement shall become effective with respect to the Fund as of the date first above written and shall continue for an initial term through December 31, 2020. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board of Trustees of the Trust and the Manager.

5.                  TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Manager. This Agreement may not be terminated during its term by the Manager without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate immediately upon the termination of the Investment Management Agreement.

6.                  ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7.                  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8.                  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

SARATOGA ADVANTAGE TRUST, on behalf of the James Alpha Global Real Estate Investments Portfolio	JAMES ALPHA ADVISORS, LLC
By: /s/ /Bruce E. Ventimiglia	By: /s/James S. Vitalie
Name: Bruce E. Ventimiglia	Name: James S. Vitalie
Title: President	Title: Chief Executive Officer

3

Appendix A

To the Saratoga Advantage Trust

James Alpha Global Real Estate Investments

Class S Shares Portfolio Operating Expense Limitation Agreement

James Alpha Global Real Estate Investments Portfolio	Operating Expense Limit Effective through December 31, 2020

Class S	0.99%

Acknowledged and Approved as of June 13, 2019.

SARATOGA ADVANTAGE TRUST	James Alpha Advisors, LLC

___________________________________ /s/ Bruce E. Ventimiglia By: Bruce E. Ventimiglia President	___________________________________ /s/ James S. Vitalie By: James S. Vitalie Chief Executive Officer

4

SARATOGA ADVANTAGE TRUST
OPERATING EXPENSE LIMITATION AGREEMENT

FOR CLASS S SHARES

James Alpha ehs portfolio

THIS OPERATING EXPENSE LIMITATION AGREEMENT FOR CLASS S SHARES (the “Agreement”) is effective as of the 1st day of June, 2019, by and between Saratoga Advantage Trust (the “Trust”), on behalf of the James Alpha EHS Portfolio, a series of the Trust (the “Fund”), and James Alpha Advisors, LLC, the investment adviser to the Fund (the “Manager”).

WITNESSETH:

WHEREAS, the Manager renders advice and services to the Fund pursuant to the terms and provisions of an Investment Management Agreement between the Trust and the Manager (the “Investment Management Agreement”); and

WHEREAS, the Fund, and each of the Fund’s respective classes is responsible for, and has assumed the obligation for, payment of expenses that have not been expressly assumed by the Manager pursuant to the Investment Management Agreement; and

WHEREAS, the Manager desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Manager to implement such limit;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1.                  LIMIT ON OPERATING EXPENSES. The Manager hereby agrees to limit the current Operating Expenses of Class S Shares of the Fund to an annual rate, expressed as a percentage of the average annual net assets of Class S Shares, listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of Class S Shares of the Fund, as accrued each month, exceed its Annual Limit, the Manager will, on a monthly basis, either waive all or a portion of its advisory fee due from the Fund pursuant to the Investment Management Agreement or pay to the Fund an amount equal to the excess expense within 30 days of being notified that the Fund’s expenses exceed the Annual Limit.

2.                  DEFINITION. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses of Class S Shares of the Fund, but does not include any front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, and Acquired Fund Fees and Expenses.

3.                  REIMBURSEMENT OF FEES AND EXPENSES. The Fund shall reimburse the Manager any advisory fees waived or Fund expense payments paid by it pursuant to this Agreement, and any Fund expense payments previously paid by it pursuant to Section II of the

1

prior Fee Waiver and Operating Expense Limitation Agreement for Class S Shares that was most recently in effect (the “Prior Agreement”), if in any year in which the Investment Management Agreement is still in effect, the estimated Operating Expenses of Class S Shares of the Fund listed in Appendix A for the fiscal year are less than the Annual Limit for that year, subject to approval by the Trust's Board of Trustees. The total amount of reimbursement to which the Manager may be entitled (the “Reimbursement Amount”) shall not exceed an amount that would cause Class S Shares of the Fund to exceed its 1) Annual Limit in place at the time the advisory fees were waived or the expenses were incurred; or 2) Annual Limit currently in place, whichever is less. Subject to the foregoing, the Reimbursement Amount shall equal, at any time, the sum of all advisory fees previously waived or reduced by the Manager and all other payments remitted by the Manager to the Fund pursuant to this Agreement, and any payments previously remitted by the Manager to the Fund pursuant to Section II of the Prior Agreement for Class S Shares, within three (3) years of the end of the fiscal year in which such advisory fees were waived or reduced or other payments remitted, less any reimbursement previously paid by the Fund to the Manager with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, for example, interest accruable on the Reimbursement Amount.

4.                  TERM. This Agreement shall become effective with respect to the Fund as of the date first above written and shall continue for an initial term through March 31, 2021. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board of Trustees of the Trust and the Manager.

5.                  TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Manager. This Agreement may not be terminated during its term by the Manager without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate immediately upon the termination of the Investment Management Agreement.

6.                  ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7.                  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8.                  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

SARATOGA ADVANTAGE TRUST, on behalf of the James Alpha EHS Portfolio	JAMES ALPHA ADVISORS, LLC
By: /s/ Bruce E. Ventimiglia	By: /s/ James S. Vitalie
Name: Bruce E. Ventimiglia	Name: James S. Vitalie
Title: President	Title: Chief Executive Officer

3

Appendix A

To the Saratoga Advantage Trust

James Alpha EHS

Class S Shares Portfolio Operating Expense Limitation Agreement

James Alpha EHS Portfolio	Operating Expense Limit Effective through March 31, 2021

Class S	1.12%

Acknowledged and Approved as of June 1, 2019.

SARATOGA ADVANTAGE TRUST	James Alpha Advisors, LLC
___________________________________ /s/ Bruce E. Ventimiglia By: Bruce E. Ventimiglia President	___________________________________ /s/ James S. Vitalie By: James S. Vitalie Chief Executive Officer

4

SARATOGA ADVANTAGE TRUST
OPERATING EXPENSE LIMITATION AGREEMENT

FOR CLASS S SHARES

James Alpha Event driven portfolio

THIS OPERATING EXPENSE LIMITATION AGREEMENT FOR CLASS S SHARES (the “Agreement”) is effective as of the 1st day of June, 2019, by and between Saratoga Advantage Trust (the “Trust”), on behalf of the James Alpha Event Driven Portfolio, a series of the Trust (the “Fund”), and James Alpha Advisors, LLC, the investment adviser to the Fund (the “Manager”).

WITNESSETH:

WHEREAS, the Manager renders advice and services to the Fund pursuant to the terms and provisions of an Investment Management Agreement between the Trust and the Manager (the “Investment Management Agreement”); and

WHEREAS, the Fund, and each of the Fund’s respective classes is responsible for, and has assumed the obligation for, payment of expenses that have not been expressly assumed by the Manager pursuant to the Investment Management Agreement; and

WHEREAS, the Manager desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Manager to implement such limit;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1.                  LIMIT ON OPERATING EXPENSES. The Manager hereby agrees to limit the current Operating Expenses of Class S Shares of the Fund to an annual rate, expressed as a percentage of the average annual net assets of Class S Shares, listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of Class S Shares of the Fund, as accrued each month, exceed its Annual Limit, the Manager will, on a monthly basis, either waive all or a portion of its advisory fee due from the Fund pursuant to the Investment Management Agreement or pay to the Fund an amount equal to the excess expense within 30 days of being notified that the Fund’s expenses exceed the Annual Limit.

2.                  DEFINITION. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses of Class S Shares of the Fund, but does not include any front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, and Acquired Fund Fees and Expenses.

3.                  REIMBURSEMENT OF FEES AND EXPENSES. The Fund shall reimburse the Manager any advisory fees waived or Fund expense payments paid by it pursuant to this Agreement, and any Fund expense payments previously paid by it pursuant to Section II of the

1

prior Fee Waiver and Operating Expense Limitation Agreement for Class S Shares that was most recently in effect (the “Prior Agreement”), if in any year in which the Investment Management Agreement is still in effect, the estimated Operating Expenses of Class S Shares of the Fund listed in Appendix A for the fiscal year are less than the Annual Limit for that year, subject to approval by the Trust's Board of Trustees. The total amount of reimbursement to which the Manager may be entitled (the “Reimbursement Amount”) shall not exceed an amount that would cause Class S Shares of the Fund to exceed its 1) Annual Limit in place at the time the advisory fees were waived or the expenses were incurred; or 2) Annual Limit currently in place, whichever is less. Subject to the foregoing, the Reimbursement Amount shall equal, at any time, the sum of all advisory fees previously waived or reduced by the Manager and all other payments remitted by the Manager to the Fund pursuant to this Agreement, and any payments previously remitted by the Manager to the Fund pursuant to Section II of the Prior Agreement for Class S Shares, within three (3) years of the end of the fiscal year in which such advisory fees were waived or reduced or other payments remitted, less any reimbursement previously paid by the Fund to the Manager with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, for example, interest accruable on the Reimbursement Amount.

4.                  TERM. This Agreement shall become effective with respect to the Fund as of the date first above written and shall continue for an initial term through March 31, 2021. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board of Trustees of the Trust and the Manager.

5.                  TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Manager. This Agreement may not be terminated during its term by the Manager without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate immediately upon the termination of the Investment Management Agreement.

6.                  ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7.                  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8.                  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

SARATOGA ADVANTAGE TRUST, on behalf of the James Alpha Event Driven Portfolio	JAMES ALPHA ADVISORS, LLC
By: _/s/ Bruce E. Ventimiglia	By: /s/ James S. Vitalie
Name: Bruce E. Ventimiglia	Name: James S. Vitalie
Title: President	Title: Chief Executive Officer

3

Appendix A

To the Saratoga Advantage Trust

James Alpha Event Driven

Class S Shares Portfolio Operating Expense Limitation Agreement

James Alpha Event Driven Portfolio	Operating Expense Limit Effective through March 31, 2021

Class S	1.12%

Acknowledged and Approved as of June 1, 2019.

SARATOGA ADVANTAGE TRUST	James Alpha Advisors, LLC
___________________________________ /s/ Bruce E. Ventimiglia By: Bruce E. Ventimiglia President	___________________________________ /s/ James S. Vitalie By: James S. Vitalie Chief Executive Officer

4

SARATOGA ADVANTAGE TRUST
OPERATING EXPENSE LIMITATION AGREEMENT

FOR CLASS S SHARES

James Alpha Family office portfolio

THIS OPERATING EXPENSE LIMITATION AGREEMENT FOR CLASS S SHARES (the “Agreement”) is effective as of the 1st day of June, 2019, by and between Saratoga Advantage Trust (the “Trust”), on behalf of the James Alpha Family Office Portfolio, a series of the Trust (the “Fund”), and James Alpha Advisors, LLC, the investment adviser to the Fund (the “Manager”).

WITNESSETH:

WHEREAS, the Manager renders advice and services to the Fund pursuant to the terms and provisions of an Investment Management Agreement between the Trust and the Manager (the “Investment Management Agreement”); and

WHEREAS, the Fund, and each of the Fund’s respective classes is responsible for, and has assumed the obligation for, payment of expenses that have not been expressly assumed by the Manager pursuant to the Investment Management Agreement; and

WHEREAS, the Manager desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Manager to implement such limit;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1.                  LIMIT ON OPERATING EXPENSES. The Manager hereby agrees to limit the current Operating Expenses of Class S Shares of the Fund to an annual rate, expressed as a percentage of the average annual net assets of Class S Shares, listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of Class S Shares of the Fund, as accrued each month, exceed its Annual Limit, the Manager will, on a monthly basis, either waive all or a portion of its advisory fee due from the Fund pursuant to the Investment Management Agreement or pay to the Fund an amount equal to the excess expense within 30 days of being notified that the Fund’s expenses exceed the Annual Limit.

2.                  DEFINITION. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses of Class S Shares of the Fund, but does not include any front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, and Acquired Fund Fees and Expenses.

3.                  REIMBURSEMENT OF FEES AND EXPENSES. The Fund shall reimburse the Manager any advisory fees waived or Fund expense payments paid by it pursuant to this Agreement, and any Fund expense payments previously paid by it pursuant to Section II of the

1

prior Fee Waiver and Operating Expense Limitation Agreement for Class S Shares that was most recently in effect (the “Prior Agreement”), if in any year in which the Investment Management Agreement is still in effect, the estimated Operating Expenses of Class S Shares of the Fund listed in Appendix A for the fiscal year are less than the Annual Limit for that year, subject to approval by the Trust's Board of Trustees. The total amount of reimbursement to which the Manager may be entitled (the “Reimbursement Amount”) shall not exceed an amount that would cause Class S Shares of the Fund to exceed its 1) Annual Limit in place at the time the advisory fees were waived or the expenses were incurred; or 2) Annual Limit currently in place, whichever is less. Subject to the foregoing, the Reimbursement Amount shall equal, at any time, the sum of all advisory fees previously waived or reduced by the Manager and all other payments remitted by the Manager to the Fund pursuant to this Agreement, and any payments previously remitted by the Manager to the Fund pursuant to Section II of the Prior Agreement for Class S Shares, within three (3) years of the end of the fiscal year in which such advisory fees were waived or reduced or other payments remitted, less any reimbursement previously paid by the Fund to the Manager with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, for example, interest accruable on the Reimbursement Amount.

4.                  TERM. This Agreement shall become effective with respect to the Fund as of the date first above written and shall continue for an initial term through March 31, 2021. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board of Trustees of the Trust and the Manager.

5.                  TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Manager. This Agreement may not be terminated during its term by the Manager without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate immediately upon the termination of the Investment Management Agreement.

6.                  ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7.                  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8.                  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

SARATOGA ADVANTAGE TRUST, on behalf of the James Alpha Family Office Portfolio	JAMES ALPHA ADVISORS, LLC
By: /s/ Bruce E. Ventimiglia	By: /s/ James S. Vitalie
Name: Bruce E. Ventimiglia	Name: James S. Vitalie
Title: President	Title: Chief Executive Officer

3

Appendix A

To the Saratoga Advantage Trust

James Alpha Family Office

Class S Shares Portfolio Operating Expense Limitation Agreement

James Alpha Family Office Portfolio	Operating Expense Limit Effective through March 31, 2021

Class S	1.12%

Acknowledged and Approved as of June 1, 2019.

SARATOGA ADVANTAGE TRUST	James Alpha Advisors, LLC

___________________________________ /s/ Bruce E. Ventimiglia By: Bruce E. Ventimiglia President	___________________________________ /s/ James S. Vitalie By: James S. Vitalie Chief Executive Officer

4

SARATOGA ADVANTAGE TRUST
OPERATING EXPENSE LIMITATION AGREEMENT

FOR CLASS S SHARES

James Alpha RElative value portfolio

THIS OPERATING EXPENSE LIMITATION AGREEMENT FOR CLASS S SHARES (the “Agreement”) is effective as of the 1st day of June, 2019, by and between Saratoga Advantage Trust (the “Trust”), on behalf of the James Alpha Relative Value Portfolio, a series of the Trust (the “Fund”), and James Alpha Advisors, LLC, the investment adviser to the Fund (the “Manager”).

WITNESSETH:

WHEREAS, the Manager renders advice and services to the Fund pursuant to the terms and provisions of an Investment Management Agreement between the Trust and the Manager (the “Investment Management Agreement”); and

WHEREAS, the Fund, and each of the Fund’s respective classes is responsible for, and has assumed the obligation for, payment of expenses that have not been expressly assumed by the Manager pursuant to the Investment Management Agreement; and

WHEREAS, the Manager desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Manager to implement such limit;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1.                  LIMIT ON OPERATING EXPENSES. The Manager hereby agrees to limit the current Operating Expenses of Class S Shares of the Fund to an annual rate, expressed as a percentage of the average annual net assets of Class S Shares, listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of Class S Shares of the Fund, as accrued each month, exceed its Annual Limit, the Manager will, on a monthly basis, either waive all or a portion of its advisory fee due from the Fund pursuant to the Investment Management Agreement or pay to the Fund an amount equal to the excess expense within 30 days of being notified that the Fund’s expenses exceed the Annual Limit.

2.                  DEFINITION. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses of Class S Shares of the Fund, but does not include any front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, and Acquired Fund Fees and Expenses.

3.                  REIMBURSEMENT OF FEES AND EXPENSES. The Fund shall reimburse the Manager any advisory fees waived or Fund expense payments paid by it pursuant to this Agreement, and any Fund expense payments previously paid by it pursuant to Section II of the

1

prior Fee Waiver and Operating Expense Limitation Agreement for Class S Shares that was most recently in effect (the “Prior Agreement”), if in any year in which the Investment Management Agreement is still in effect, the estimated Operating Expenses of Class S Shares of the Fund listed in Appendix A for the fiscal year are less than the Annual Limit for that year, subject to approval by the Trust's Board of Trustees. The total amount of reimbursement to which the Manager may be entitled (the “Reimbursement Amount”) shall not exceed an amount that would cause Class S Shares of the Fund to exceed its 1) Annual Limit in place at the time the advisory fees were waived or the expenses were incurred; or 2) Annual Limit currently in place, whichever is less. Subject to the foregoing, the Reimbursement Amount shall equal, at any time, the sum of all advisory fees previously waived or reduced by the Manager and all other payments remitted by the Manager to the Fund pursuant to this Agreement, and any payments previously remitted by the Manager to the Fund pursuant to Section II of the Prior Agreement for Class S Shares, within three (3) years of the end of the fiscal year in which such advisory fees were waived or reduced or other payments remitted, less any reimbursement previously paid by the Fund to the Manager with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, for example, interest accruable on the Reimbursement Amount.

4.                  TERM. This Agreement shall become effective with respect to the Fund as of the date first above written and shall continue for an initial term through March 31, 2021. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board of Trustees of the Trust and the Manager.

5.                  TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Manager. This Agreement may not be terminated during its term by the Manager without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate immediately upon the termination of the Investment Management Agreement.

6.                  ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7.                  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8.                  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

SARATOGA ADVANTAGE TRUST, on behalf of the James Alpha Relative Value Portfolio	JAMES ALPHA ADVISORS, LLC
By: /s/ Bruce E. Ventimiglia	By: /s/ James S. Vitalie
Name: Bruce E. Ventimiglia	Name: James S. Vitalie
Title: President	Title: Chief Executive Officer

3

Appendix A

To the Saratoga Advantage Trust

James Alpha Relative Value

Class S Shares Portfolio Operating Expense Limitation Agreement

James Alpha Relative Value Portfolio	Operating Expense Limit Effective through March 31, 2021

Class S	1.12%

Acknowledged and Approved as of June 1, 2019.

SARATOGA ADVANTAGE TRUST	James Alpha Advisors, LLC

___________________________________ /s/ Bruce E. Ventimiglia By: Bruce E. Ventimiglia President	___________________________________ /s/ James S. Vitalie By: James S. Vitalie Chief Executive Officer

4

SARATOGA ADVANTAGE TRUST
OPERATING EXPENSE LIMITATION AGREEMENT

FOR CLASS S SHARES

James Alpha Structured credit value portfolio

THIS OPERATING EXPENSE LIMITATION AGREEMENT FOR CLASS S SHARES (the “Agreement”) is effective as of the 1st day of June, 2019, by and between Saratoga Advantage Trust (the “Trust”), on behalf of the James Alpha Structured Credit Value Portfolio, a series of the Trust (the “Fund”), and James Alpha Advisors, LLC, the investment adviser to the Fund (the “Manager”).

WITNESSETH:

WHEREAS, the Manager renders advice and services to the Fund pursuant to the terms and provisions of an Investment Management Agreement between the Trust and the Manager (the “Investment Management Agreement”); and

WHEREAS, the Fund, and each of the Fund’s respective classes is responsible for, and has assumed the obligation for, payment of expenses that have not been expressly assumed by the Manager pursuant to the Investment Management Agreement; and

WHEREAS, the Manager desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Manager to implement such limit;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1.                  LIMIT ON OPERATING EXPENSES. The Manager hereby agrees to limit the current Operating Expenses of Class S Shares of the Fund to an annual rate, expressed as a percentage of the average annual net assets of Class S Shares, listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of Class S Shares of the Fund, as accrued each month, exceed its Annual Limit, the Manager will, on a monthly basis, either waive all or a portion of its advisory fee due from the Fund pursuant to the Investment Management Agreement or pay to the Fund an amount equal to the excess expense within 30 days of being notified that the Fund’s expenses exceed the Annual Limit.

2.                  DEFINITION. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses of Class S Shares of the Fund, but does not include any front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, and Acquired Fund Fees and Expenses.

3.                  REIMBURSEMENT OF FEES AND EXPENSES. The Fund shall reimburse the Manager any advisory fees waived or Fund expense payments paid by it pursuant to this Agreement, and any Fund expense payments previously paid by it pursuant to Section II of the

1

prior Fee Waiver and Operating Expense Limitation Agreement for Class S Shares that was most recently in effect (the “Prior Agreement”), if in any year in which the Investment Management Agreement is still in effect, the estimated Operating Expenses of Class S Shares of the Fund listed in Appendix A for the fiscal year are less than the Annual Limit for that year, subject to approval by the Trust's Board of Trustees. The total amount of reimbursement to which the Manager may be entitled (the “Reimbursement Amount”) shall not exceed an amount that would cause Class S Shares of the Fund to exceed its 1) Annual Limit in place at the time the advisory fees were waived or the expenses were incurred; or 2) Annual Limit currently in place, whichever is less. Subject to the foregoing, the Reimbursement Amount shall equal, at any time, the sum of all advisory fees previously waived or reduced by the Manager and all other payments remitted by the Manager to the Fund pursuant to this Agreement, and any payments previously remitted by the Manager to the Fund pursuant to Section II of the Prior Agreement for Class S Shares, within three (3) years of the end of the fiscal year in which such advisory fees were waived or reduced or other payments remitted, less any reimbursement previously paid by the Fund to the Manager with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, for example, interest accruable on the Reimbursement Amount.

4.                  TERM. This Agreement shall become effective with respect to the Fund as of the date first above written and shall continue for an initial term through March 31, 2021. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board of Trustees of the Trust and the Manager.

5.                  TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Manager. This Agreement may not be terminated during its term by the Manager without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate immediately upon the termination of the Investment Management Agreement.

6.                  ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7.                  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8.                  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

SARATOGA ADVANTAGE TRUST, on behalf of the James Alpha Structured Credit Value Portfolio	JAMES ALPHA ADVISORS, LLC
By: /s/ Bruce E. Ventimiglia	By: /s/ James S. Vitalie
Name: Bruce E. Ventimiglia	Name: James S. Vitalie
Title: President	Title: Chief Executive Officer

3

Appendix A

To the Saratoga Advantage Trust

James Alpha Structured Credit Value

Class S Shares Portfolio Operating Expense Limitation Agreement

James Alpha Structured Credit Value Portfolio	Operating Expense Limit Effective through March 31, 2021

Class S	1.12%

Acknowledged and Approved as of June 1, 2019.

SARATOGA ADVANTAGE TRUST	James Alpha Advisors, LLC

___________________________________ /s/ Bruce E. Ventimiglia By: Bruce E. Ventimiglia President	___________________________________ /s/ James S. Vitalie By: James S. Vitalie Chief Executive Officer

4

SARATOGA ADVANTAGE TRUST
OPERATING EXPENSE LIMITATION AGREEMENT

FOR CLASS S SHARES

James Alpha Total hedge portfolio

THIS OPERATING EXPENSE LIMITATION AGREEMENT FOR CLASS S SHARES (the “Agreement”) is effective as of the 1st day of June, 2019, by and between Saratoga Advantage Trust (the “Trust”), on behalf of the James Total Hedge Portfolio, a series of the Trust (the “Fund”), and James Alpha Advisors, LLC, the investment adviser to the Fund (the “Manager”).

WITNESSETH:

WHEREAS, the Manager renders advice and services to the Fund pursuant to the terms and provisions of an Investment Management Agreement between the Trust and the Manager (the “Investment Management Agreement”); and

WHEREAS, the Fund, and each of the Fund’s respective classes is responsible for, and has assumed the obligation for, payment of expenses that have not been expressly assumed by the Manager pursuant to the Investment Management Agreement; and

WHEREAS, the Manager desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Manager to implement such limit;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1.                  LIMIT ON OPERATING EXPENSES. The Manager hereby agrees to limit the current Operating Expenses of Class S Shares of the Fund to an annual rate, expressed as a percentage of the average annual net assets of Class S Shares, listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of Class S Shares of the Fund, as accrued each month, exceed its Annual Limit, the Manager will, on a monthly basis, either waive all or a portion of its advisory fee due from the Fund pursuant to the Investment Management Agreement or pay to the Fund an amount equal to the excess expense within 30 days of being notified that the Fund’s expenses exceed the Annual Limit.

2.                  DEFINITION. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses of Class S Shares of the Fund, but does not include any front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, and Acquired Fund Fees and Expenses.

3.                  REIMBURSEMENT OF FEES AND EXPENSES. The Fund shall reimburse the Manager any advisory fees waived or Fund expense payments paid by it pursuant to this Agreement, and any Fund expense payments previously paid by it pursuant to Section II of the

1

prior Fee Waiver and Operating Expense Limitation Agreement for Class S Shares that was most recently in effect (the “Prior Agreement”), if in any year in which the Investment Management Agreement is still in effect, the estimated Operating Expenses of Class S Shares of the Fund listed in Appendix A for the fiscal year are less than the Annual Limit for that year, subject to approval by the Trust's Board of Trustees. The total amount of reimbursement to which the Manager may be entitled (the “Reimbursement Amount”) shall not exceed an amount that would cause Class S Shares of the Fund to exceed its 1) Annual Limit in place at the time the advisory fees were waived or the expenses were incurred; or 2) Annual Limit currently in place, whichever is less. Subject to the foregoing, the Reimbursement Amount shall equal, at any time, the sum of all advisory fees previously waived or reduced by the Manager and all other payments remitted by the Manager to the Fund pursuant to this Agreement, and any payments previously remitted by the Manager to the Fund pursuant to Section II of the Prior Agreement for Class S Shares, within three (3) years of the end of the fiscal year in which such advisory fees were waived or reduced or other payments remitted, less any reimbursement previously paid by the Fund to the Manager with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, for example, interest accruable on the Reimbursement Amount.

4.                  TERM. This Agreement shall become effective with respect to the Fund as of the date first above written and shall continue for an initial term through March 31, 2021. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board of Trustees of the Trust and the Manager.

5.                  TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Manager. This Agreement may not be terminated during its term by the Manager without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate immediately upon the termination of the Investment Management Agreement.

6.                  ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7.                  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8.                  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

SARATOGA ADVANTAGE TRUST, on behalf of the James Alpha Total Hedge Portfolio	JAMES ALPHA ADVISORS, LLC
By: /s/ Bruce E. Ventimiglia	By: /s/ James S. Vitalie
Name: Bruce E. Ventimiglia	Name: James S. Vitalie
Title: President	Title: Chief Executive Officer

3

Appendix A

To the Saratoga Advantage Trust

James Alpha Total Hedge

Class S Shares Portfolio Operating Expense Limitation Agreement

James Alpha Total Hedge Portfolio	Operating Expense Limit Effective through March 31, 2021

Class S	1.12%

Acknowledged and Approved as of June 1, 2019.

SARATOGA ADVANTAGE TRUST	James Alpha Advisors, LLC

___________________________________ /s/ Bruce E. Ventimiglia By: Bruce E. Ventimiglia President	___________________________________ /s/ James S. Vitalie By: James S. Vitalie Chief Executive Officer

4